SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction	Commission	I.R.S. Employer
of incorporation	File Number	Identification No.

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (907) 789-4844

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 21, 2013, Alaska Pacific Bancshares, Inc., an Alaska corporation (“Alaska Pacific Bancshares”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Northrim BanCorp, Inc., an Alaska corporation (“Northrim BanCorp”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a wholly-owned subsidiary of Northrim will merge with and into Alaska Pacific Bancshares, with Alaska Pacific Bancshares surviving the merger (the “Surviving Corporation”) as a wholly-owned subsidiary of Northrim BanCorp (the “Merger”).  Following the Merger, the Surviving Corporation will be merged with and into Northrim BanCorp and Alaska Pacific Bank will be merged with and into Northrim Bank.

Subject to the terms and conditions of the Merger Agreement, the transaction provides for a cash and stock payment to Alaska Pacific Bancshares’ stockholders.  Based on the 15-day weighted average closing price of $23.67 per share of Northrim BanCorp common stock as of October 18, 2013, the stockholders of Alaska Pacific Bancshares would receive approximately $6.4 million in cash and approximately 304,631 shares of Northrim BanCorp common stock.  The transaction value is expected to change based on fluctuations in the price of Northrim BanCorp’s common stock.

The Merger Agreement contains customary representations and warranties from both Alaska Pacific Bancshares and Northrim BanCorp, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, including, in the case of Alaska Pacific Bancshares, specific forbearances with respect to its business activities, and (2) Alaska Pacific Bancshares’s obligation to call a meeting of its stockholders to approve the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement.

The completion of the Merger is subject to customary conditions, including approval of the Merger Agreement by Alaska Pacific Bancshares' shareholders and the receipt of required regulatory approvals. Each of the directors and executive officers of Alaska Pacific Bancshares have executed voting agreements pursuant to which they have agreed to vote their shares in favor of the Merger Agreement.  The Merger Agreement is subject to termination by Alaska Pacific Bancshares and Northrim BanCorp pursuant to certain termination rights set forth in the Merger Agreement and may require the payment of a termination fee of $600,000 by either of the parties under specified circumstances.  The Merger is expected to be completed in the first quarter of 2014.

The foregoing description of the Merger Agreement does not purport to be complete, does not address the possibility of a change in the consideration being paid in the transaction and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive the consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Alaska Pacific Bancshares or Northrim BanCorp, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Alaska Pacific Bancshares, Northim, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Alaska Pacific Bancshares and a prospectus of Northrim BanCorp, as well as in the Forms 10-K, Forms 10-Q and other documents that each of Alaska Pacific Bancshares and Northrim BanCorp file with or furnish to the Securities and Exchange Commission ("SEC").

Additional Information

In connection with the proposed merger, Northrim BanCorp will file with the United States Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Alaska Pacific Bancshares and a Prospectus of Northrim BanCorp, as well as other relevant documents concerning the proposed transaction.  Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Northrim BanCorp and Alaska Pacific Bancshares, may be obtained at the SEC’s Internet site (http://www.sec.gov).

Northrim BanCorp and Alaska Pacific Bancshares and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Alaska Pacific Bancshares in connection with the proposed merger.  Information about the directors and executive officers of Northrim BanCorp is set forth in the proxy statement for Northrim BanCorp’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013.  Information about the directors and executive officers of Alaska Pacific Bancshares is set forth in the proxy statement for Alaska Pacific Bancshares’ 2013 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 9, 2013.  Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This document contains certain “forward-looking statements” that are subject to risks and uncertainties. These statements include, but are not limited to, descriptions of Northrim BanCorp’s and Alaska Pacific Bancshares’ financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger. All statements, other than statements of historical fact, regarding the financial position, business strategy and respective management’s plans and objectives for future operations of each of Northrim BanCorp and Alaska Pacific Bancshares are forward-looking statements. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to Northrim BanCorp, Northrim BanCorp management, Alaska Pacific Bancshares, or Alaska Pacific Bancshares management are intended to help identify forward-looking statements within the meaning of the Private Securities

Litigation Reform Act of 1995.  Although we believe that management’s respective expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct.  Forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially and adversely from expectations as indicated in the forward-looking statements.  These risks and uncertainties include: expected cost savings, synergies and other financial benefits from the proposed merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed merger might not be obtained; and the ability of Northrim BanCorp and Alaska Pacific Bancshares to execute their respective business plans (including the proposed merger).  Further, actual results may be affected by the ability to compete on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the local, regional and national banking industry and economy as those factors relate to the cost of funds and return on assets.  In addition, there are risks inherent in the banking industry relating to collectibility of loans and changes in interest rates.  Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in other filings of Northrim BanCorp and Alaska Pacific Bancshares made with the SEC.  However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations.  Northrim BanCorp and Alaska Pacific Bancshares undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, events, conditions or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

The following exhibit is being filed herewith:

2.1	Agreement and Plan of Merger dated as of October 21, 2013 by and between Northrim BanCorp, Inc., Northrim Merger Sub, Inc., Northrim Bank and Alaska Pacific Bancshares, Inc. and Alaska Pacific Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: October 23, 2013	By: /s/Craig E. Dahl
Craig E. Dahl
President and Chief Executive Officer